Dryden Government Securities Trust Money Market Series MoneyMart Assets, Inc. MoneyMart Assets The Target Portfolio Trust U.S. Government Money Market Portfolio

Supplement dated June 2, 2009This supplement amends the Prospectus of each of the Funds referenced above and is in addition to any other existing supplement to a Fund’s Prospectus.

____________________________________________________________________________________________

The text below is added as a final footnote to “Notes to Fees and Expenses and Example Tables.”

°The Manager and/or Distributor have or may voluntarily undertake to reimburse expenses and/or waive fees to the extent necessary to assist the Fund in attempting to maintain a positive yield. There is no guarantee that the Fund will maintain a positive yield. Any such undertaking may be amended or withdrawn at any time without notice.

LR287